                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 6, 2006
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   PCTEL, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                    000-27115              77-0364943
           --------                    ---------              ----------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NUMBER)

                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
                    -----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (773) 243-3000
            --------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 6, 2006, upon authorization of the Compensation Committee of PCTEL's Board of Directors, the company and Martin H. Singer, the company's Chairman of the Board and Chief Executive Officer, entered into an amended and restated employment agreement and an amended and restated management retention agreement. The material terms of these agreements have been previously disclosed in the company's public filings.

      The material changes to Mr. Singer's employment agreement with the company consisted of the following:

      - an amendment to delay the payment of any severance benefits for six months and a day, in accordance with recently published Treasury Regulations under Section 409A of the Internal Revenue Code. The purpose of this amendment is to ensure that any severance payments that may be owed to Mr. Singer in the future under circumstances that would trigger the payment of such benefits will not be characterized as deferred compensation under the proposed tax regulations.

      - an amendment eliminating the post-retirement healthcare benefits for Mr. Singer and his family that were previously included in his original employment agreement. Mr. Singer requested the elimination of these benefits for reasons related to future corporate expense, the company's commitment to defined contribution plans rather than defined benefit plans, and parity of benefits with other executives of the company.

      The material changes to Mr. Singer's management retention agreement with the company consisted solely of an amendment to delay the payment of any benefits resulting from a change of control of the company (as defined under such agreement) for six months and a day, again for purposes of compliance with the proposed tax regulations under Section 409A of the Internal Revenue Code.

      Copies of each of these agreements have been included as Exhibits 10.52 and 10.53 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits

      The following exhibits are furnished herewith:

      10.52 Amended and Restated Employment Agreement, dated as of January 6, 2006, by and between PCTEL, Inc. and Martin H. Singer

      10.53 Amended and Restated Management Retention Agreement, dated as of January 6, 2006, by and between PCTEL, Inc. and Martin H. Singer

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2006

                                   PCTEL, INC.

                                   By: /s/  John W. Schoen
                                       ---------------------------------------
                                       John W. Schoen, Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
10.52             Amended and Restated Employment Agreement, dated as of
                  January 6, 2006, by and between PCTEL, Inc. and Martin
                  H. Singer

10.53 Amended and Restated Management Retention Agreement, dated as of January 6, 2006, by and between PCTEL, Inc. and Martin H. Singer

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